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                                                                   EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                     PRIMUS TELECOMMUNICATIONS GROUP, INC.

                               OFFER TO EXCHANGE
                                  ALL OF ITS
                         9 7/8% SENIOR NOTES DUE 2008
                            FOR A NEW SERIES OF ITS
                         9 7/8% SENIOR NOTES DUE 2008
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

              PURSUANT TO THE PROSPECTUS DATED JULY 16, 1998

  As set forth in Prospectus described below, this Notice of Guaranteed Delivery or one substantially equivalent hereto must be used to tender for exchange 9 7/8% Senior Notes due 2008 ("Initial Notes"), of Primus Telecommunications Group, Inc., a Delaware corporation ("Company"), pursuant to the Exchange Offer (as defined below) if certificates for Initial Notes are not immediately available or the certificates for Initial Notes and all other required documents cannot be delivered to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus), or if the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This instrument may be delivered by hand or transmitted by facsimile transmission or mail to the Exchange Agent.

  The Exchange Agent for the Exchange Offer is:

                           FIRST UNION NATIONAL BANK

By Mail, Hand or Overnight Delivery:           By Facsimile Transmission:


  First Union Customer Information                   (704) 590-7628
               Center

                                                  Confirm by Telephone:
  Reorganization Department, 3C3-NC
              1153

   1525 West W.T. Harris Boulevard                   (704) 590-7408

    Charlotte, NC 28262-1153

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the Instructions to the Letter of Transmittal, such signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal.

 THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON AUGUST 14, 1998, UNLESS THE EXCHANGE OFFER IS EXTENDED.

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LADIES AND GENTLEMEN:

  The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus dated July 16, 1998 ("Prospectus") and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Exchange Offer"), receipt of each of which is hereby acknowledged, the principal amount of Initial Notes indicated below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Initial Notes--Guaranteed Delivery Procedures."

Signature(s) __________________________________________________________________

Name(s) of Eligible Holders ___________________________________________________
                                        PLEASE TYPE OR PRINT

Principal Amount of Initial Notes Tendered for Exchange $ _____________________

Initial Note Certificate No(s). (If available) ________________________________

Dated      , 199

Address(es) ___________________________________________________________________
                                                                       ZIP CODE

Area Code and Tel. No.(s) _____________________________________________________

(Check box if shares will be tendered by book-entry transfer)

[_] The Depository Trust Company

 DTC Account Number __________________________________________________________

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                                   GUARANTEE

                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, an Eligible Institution (as defined in the Prospectus), having an office or correspondent in the United States, hereby (a) represents that the above named person(s) "own(s)" the Initial Notes tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (b) represents that such tender of Initial Notes complies with Rule 14e-4, and (c) guarantees to either deliver to the Exchange Agent the certificates representing all the Initial Notes tendered hereby, in proper form for transfer, or to deliver such Initial Notes pursuant to the procedure for book-entry transfer into the Exchange Agent's account at The Depository Trust Company, in either case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees or an Agent's Message (as defined in the Prospectus) in the case of a book-entry transfer, and any other required documents, all within three New York Stock Exchange trading days after the date hereof.

_____________________________________     _____________________________________
            NAME OF FIRM

                                                  AUTHORIZED SIGNATURE

_____________________________________     _____________________________________
               ADDRESS

                                                  PLEASE TYPE OR PRINT

_____________________________________     _____________________________________
              ZIP CODE                                    DATE

NOTE: DO NOT SEND CERTIFICATES FOR INITIAL NOTES WITH THIS NOTICE.
      CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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